  As filed with the Securities and Exchange Commission on April 11, 2000

                                                 Registration No. 333-32592
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                     UNDER

                      THE SECURITIES ACT OF 1933 [X]

                     [X] Pre-Effective Amendment No. 1

                     [  ] Post-Effective Amendment No.

                              North American Funds

            (Exact Name of Registrant as Specified in Charter)

                              286 Congress Street
                          Boston, Massachusetts 02210

                  (Address of Principal Executive Office)

                                 (800) 872-8037
                        (Area Code and Telephone Number)

                            John I. Fitzgerald, Esq.
                                General Counsel
                              North American Funds
                              286 Congress Street
                          Boston, Massachusetts 02210
                                 (800) 872-8037
                    (Name and Address of Agent for Service)

                                    Copy to:

                            Gregory D. Sheehan, Esq.
                                  Ropes & Gray
                            One International Place
                                Boston, MA 02110

                               ----------------

                 Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement is declared effective.

                     Title of Securities Being Registered:
   Shares of Beneficial Interest ($.001 par value) of Growth & Income Fund, a series of the Registrant

                               ----------------

   The Registrant has registered an indefinite amount of its securities under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

   Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           NORTH AMERICAN FUNDS

                            Equity-Income Fund

                         Tax-Sensitive Equity Fund

                            286 Congress Street

                             Boston, MA 02210

                              April 14, 2000

Dear Equity-Income Fund and Tax-Sensitive Equity Fund Shareholders:

   Each of your Funds will hold a Special Meeting of Shareholders on June 1, 2000 at 10:00 a.m., Eastern Time, at the Wyndham Boston Hotel, 89 Broad Street, Boston, Massachusetts 02110, for the purpose of considering the proposed Mergers of the Funds into the Growth & Income Fund, another series of North American Funds, as well as any other business that may properly come before the meeting.

   If the Mergers are approved by the shareholders of each of the Funds, all of the assets of each Fund will be transferred to the Growth & Income Fund in exchange for shares of the Growth & Income Fund as described in the enclosed Prospectus/Proxy Statement. You will receive a number of shares of the Growth & Income Fund equal in value to the total shares that you hold of the Equity-Income Fund and/or the Tax-Sensitive Equity Fund.

   The Mergers are part of the restructuring of certain funds of North American Funds and American General Series Portfolio Company 2 arising from the acquisition by American General Corporation on March 10, 2000 of all of the stock of American General Asset Management Corp. (formerly CypressTree Asset Management Corporation, Inc.), the Funds' investment adviser, and all of the stock of American General Funds Distributors, Inc. (formerly CypressTree Funds Distributors, Inc.), the Funds' distributor. For more information about the acquisition, please refer to the proxy materials (the "Acquisition Proxy Materials") dated April 12, 2000 that were provided to you in a separate mailing.

   In light of the compatibility of investment objectives and policies of the Funds and the decrease in overall expenses expected to result from the proposed Mergers, your Board of Trustees unanimously agreed that the Mergers are in the best interests of the Funds' shareholders and voted to approve them, as more fully described in the enclosed Prospectus/Proxy Statement. This is your opportunity to review the proposals and cast your vote. For more information about the Mergers, please refer to the enclosed Prospectus/Proxy Statement.

Your vote is important.

   No matter how many shares you own, your timely vote is important. If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy promptly in order to avoid the expense of additional mailings or having our proxy solicitor, Shareholder Communications Corporation ("SCC"), telephone you. You may also give a proxy by calling SCC at 1-800-611-9049.

   Please also remember to vote with respect to the proposals contained in the Acquisition Proxy Materials. Your vote on those proposals is also important.

   Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ Alice T. Kane
                                          ___________________________

                                          Alice T. Kane

                                          Chairman and President

                                          North American Funds

                              NORTH AMERICAN FUNDS

                               Equity-Income Fund
                           Tax-Sensitive Equity Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  June 1, 2000

To the Shareholders:

   This is to notify you that a Special Meeting of Shareholders of the Equity-Income Fund and the Tax-Sensitive Equity Fund, each a series of North American Funds, will be held on June 1, 2000 at 10:00 a.m., Eastern Time, at the Wyndham Boston Hotel, 89 Broad Street, Boston, Massachusetts 02110, for the following purposes:

     1. Equity-Income Fund: To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Equity-Income Fund by the Growth & Income Fund.

     2. Tax-Sensitive Equity Fund: To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Tax-Sensitive Equity Fund by the Growth & Income Fund.

     3. To transact such other business as may properly come before the meeting.

   The Trustees have fixed the close of business on April 7, 2000 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

                                          By Order of the Board of Trustees

                                          /s/ John I. Fitzgerald
                                          ___________________________

                                          John I. Fitzgerald

                                          Secretary

April 14, 2000


 WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                           PROSPECTUS/PROXY STATEMENT

                                                                  April 14, 2000

   This Prospectus/Proxy Statement relates to the proposed mergers (the "Mergers") of the Equity-Income Fund and the Tax-Sensitive Equity Fund (each an "Acquired Fund") into the Growth & Income Fund (the "Acquiring Fund"). Each of the Acquired Funds and the Acquiring Fund is a series of North American Funds. The Acquired Funds and the Acquiring Fund are referred to in this Prospectus/Proxy Statement as the "Funds." The Mergers are to be effected through the transfer of all of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Merger Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. This will be followed by the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. As a result of each proposed transaction, each shareholder of the Acquired Fund will receive in exchange for his or her Acquired Fund shares a number of Acquiring Fund shares of the same class equal in value at the date of the exchange to the aggregate value of the shareholder's Acquired Fund shares. This means that you may end up with a different number of shares compared to what you originally held, but the total dollar value of your shares will remain the same.

   Because shareholders of the Acquired Funds are being asked to approve transactions which will result in their receiving shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Merger Shares of the Acquiring Fund.

   North American Funds is an open-end series management investment company organized as a Massachusetts business trust.

   This Prospectus/Proxy Statement explains concisely what you should know before investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

 . the Funds' current Prospectus, dated March 1, 2000 (the "Fund Prospectus");

 . the Funds' current Statement of Additional Information, dated March 1, 2000
  (the "Fund SAI");

 . the Statement of Additional Information relating to this Prospectus/Proxy
  Statement dated April 14, 2000 (the "Merger SAI"); and

 . the Report of Independent Accountants and financial statements in respect of each Fund included in the Funds' Annual Report to Shareholders for the year ended October 31, 1999 (the "Annual Report").

   This Prospectus/Proxy Statement is accompanied by or has been preceded by a copy of the Fund Prospectus. For a free copy of the Fund Prospectus, Fund SAI, Merger SAI, or Annual Report, please call 1-800-872-8037 or write to North American Funds at:

 North American Funds
 286 Congress Street
 Boston, MA 02210

   The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a crime.

   You can lose money by investing in the Acquiring Fund. The Acquiring Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the Acquiring Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
                              OVERVIEW OF MERGERS

Proposed Transactions

   The Trustees of North American Funds on behalf of the Funds have approved transactions involving the Merger of each Acquired Fund into the Acquiring Fund. Each Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the liquidation of the Acquired Fund.

   American General Asset Management Corp. ("AGAM"), formerly named CypressTree Asset Management Corporation, Inc., has been in the business of investment management since 1996. AGAM is the investment adviser to each Fund under an interim investment advisory agreement adopted pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), that expires on August 7, 2000. Subject to approval by the shareholders of North American Funds,* it is expected that AGAM will continue to serve as investment adviser to North American Funds. AGAM has delegated responsibility for managing the portfolios of each of the Funds to Wellington Management Company, LLP ("Wellington Management").

   The investment objective of the Acquiring Fund is similar to the investment objectives of the Acquired Funds, which objectives and certain differences are explained further below under "Comparison of Investment Objectives, Policies, Restrictions and Risks."
--------

* Shareholder approval of the investment advisory agreements with AGAM is the subject of a separate proxy statement dated April 12, 2000, which will be mailed to North American Funds shareholders on or about April 12, 2000. For a copy of this proxy statement, call 1-800-872-8037.

   As a result of each proposed Merger, each Acquired Fund will receive a number of Class A, Class B and Class C Merger Shares of the Acquiring Fund equal in value to the value of the net assets of the Acquired Fund being transferred and attributable to the Class A, Class B and Class C shares of the Acquired Fund. Following the transfer, (i) the Acquired Fund will distribute to each of its Class A, Class B and Class C shareholders a number of full and fractional Class A, Class B and Class C Merger Shares of the Acquiring Fund equal in value to the aggregate value of the shareholder's Class A, Class B and Class C Acquired Fund shares, as the case may be, and (ii) the Acquired Fund will be liquidated.

   The Class A, Class B and Class C shares of the Acquiring Fund have identical characteristics to the corresponding classes of the Acquired Funds.

Class A Shares

   Class A shares of the Funds are sold subject to a front-end sales load and are subject to a distribution and servicing fee at an aggregate annual rate of 0.35% of assets attributable to Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a "CDSC"), except in the case of certain purchases of Class A shares without a sales load which are redeemed within one year of purchase.

Class B Shares

   Class B shares of the Funds are sold at net asset value, without an initial sales charge but subject to a CDSC at declining rates if redeemed within six years of purchase. Class B shares of the Funds are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B shares and generally convert automatically to Class A shares approximately eight years after purchase for purchases on or after October 1, 1997. Class B shares purchased before October 1, 1997 convert six years after purchase.

Class C Shares

   Class C shares of the Funds also are sold at net asset value without an initial sales charge but subject to a CDSC if redeemed within the first year of purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class C shares and generally convert automatically to Class A shares approximately ten years after purchase for purchases prior to July 1, 1999. Class C shares purchased on or after July 1, 1999 will not convert into Class A shares.

   You will not be charged a front end sales load on the issuance of the Merger Shares, or a CDSC on Acquired Fund shares exchanged for Merger Shares. The Merger Shares that you receive will be subject to a CDSC on redemption to the same extent that that Acquired Fund shares exchanged were so subject. In other words, the Merger Shares will be treated as having been purchased on the date that you originally purchased the Acquired Fund shares and for the price you originally paid. For purposes of determining the conversion date of the Class B and Class C Merger Shares into Class A shares, the Merger Shares will be treated as having been purchased on the date that you originally purchased the Acquired Fund shares (so that the conversion of such shares will be unchanged by the Mergers). See the Fund Prospectus for more information about the characteristics of Class A, Class B and Class C shares of the Funds.

   As described more fully below, the Trustees of North American Funds approved the Mergers based on, among other things, a careful review of the investment capabilities, philosophy and performance of AGAM and Wellington Management. The Trustees of North American Funds unanimously recommend that shareholders of each Acquired Fund approve the Merger for such Fund. In reaching that conclusion, the Trustees considered that each Merger offers shareholders the opportunity to pursue a similar investment objective in a larger Fund, which should offer economies of scale and opportunities for greater diversification of risk. See "Proposals--Background and Reasons for the Proposed Mergers."

Operating Expenses

   As the following tables suggest, the Mergers should result in Acquired Fund shareholders experiencing lower Fund expenses. Of course, there can be no assurance that the Mergers will result in expense savings for shareholders. These tables summarize, for Class A shares, Class B shares and Class C shares, expenses

 . that each Fund incurred in its fiscal year ended October 31, 1999, restated to reflect the elimination of fee waivers and expense reimbursements previously in effect; and

 . that the Acquiring Fund would have incurred in its most recent fiscal year after giving effect on a pro forma combined basis to the proposed Merger, if the Merger had occurred at the beginning of such fiscal year.

   The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in each Acquired Fund, the Acquiring Fund and the Acquiring Fund on a pro forma basis, over specified periods. By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

                                                       Class A Class B Class C
                                                       ------- ------- -------
Shareholder Fees
Maximum Sales Charge Imposed on Purchase (as a
 percentage of offering price at the time of
 purchase)............................................   5.75%   None    None
Maximum Contingent Deferred Sales Charge (as a
 percentage of original purchase price or redemption
 price, whichever is lower)...........................  1%(1)   5%(2)   1%(3)

--------
(1) First year after purchase for purchases of $1 million or more.
(2) 5% first and second year; 4% third year; 3% fourth year; 2% fifth year; 1% sixth year and 0% thereafter.
(3) 0% after first year.

                                                                     Pro Forma
                                                                     Expenses
                                                                     ---------
                                        Current Expenses
                             ---------------------------------------
Annual Fund Operating                                                Growth &
 Expenses                    Equity-Income Tax-Sensitive  Growth &    Income
 (as a percentage of average     Fund       Equity Fund  Income Fund   Fund
 net assets)                 ------------- ------------- ----------- ---------
Management Fees
 Class A....................     0.75%         0.85%        0.73%      0.65%
 Class B....................     0.75%         0.85%        0.73%      0.65%
 Class C....................     0.75%         0.85%        0.73%      0.65%
12b-1 Fees
 Class A....................     0.35%         0.35%        0.35%      0.35%
 Class B....................     1.00%         1.00%        1.00%      1.00%
 Class C....................     1.00%         1.00%        1.00%      1.00%
Other Expenses
 Class A....................     0.48%         0.85%        0.41%      0.40%
 Class B....................     0.48%         0.86%        0.40%      0.39%
 Class C....................     0.48%         0.86%        0.40%      0.39%
Total Fund Operating
 Expenses
 Class A....................     1.58%         2.05%        1.49%      1.40%
 Class B....................     2.23%         2.71%        2.13%      2.04%
 Class C....................     2.23%         2.71%        2.13%      2.04%

Example of Fund Expenses:

   An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                                                      Pro Forma
                                                                      Expenses
                                                                      ---------
                                        Current Expenses
                             ---------------------------------------  Growth &
                             Equity-Income Tax-Sensitive  Growth &     Income
                                 Fund       Equity Fund  Income Fund    Fund
                             ------------- ------------- -----------  ---------
Class A
 1 year.....................    $  726        $  771       $  718      $  709
 3 years....................    $1,045        $1,181       $1,019      $  993
 5 years....................    $1,386        $1,615       $1,341      $1,297
 10 years ..................    $2,345        $2,817       $2,252      $2,158
Class B
 1 year.....................    $  726        $  774       $  716      $  707
 3 years....................    $1,097        $1,241       $1,067      $1,040
 5 years....................    $1,395        $1,635       $1,344      $1,298
 10 years ..................    $2,398(1)     $2,880(1)    $2,252(1)   $2,202(1)
Class B (no redemption)
 1 year.....................    $  226        $  274       $  216      $  207
 3 years....................    $  697        $  841       $  667      $  640
 5 years....................    $1,195        $1,435       $1,144      $1,098
 10 years...................    $2,398(1)     $2,880(1)    $2,297(1)   $2,202(1)
Class C
 1 year.....................    $  326        $  374       $  316      $  307
 3 years....................    $  697        $  841       $  667      $  640
 5 years....................    $1,195        $1,435       $1,144      $1,098
 10 years...................    $2,565        $3,041       $2,462      $2,369
Class C (no redemption)
 1 year.....................    $  226        $  274       $  216      $  207
 3 years....................    $  697        $  841       $  667      $  640
 5 years....................    $1,195        $1,435       $1,144      $1,098
 10 years...................    $2,565        $3,041       $2,462      $2,369

--------

(1) Assumes conversion to Class A shares after eight years.

Federal Income Tax Consequences

   For federal income tax purposes, the Mergers of the Acquired Funds into the Acquiring Fund will be tax-free reorganizations. Accordingly, no gain or loss will be recognized by the Acquired Funds or by their shareholders as a result of the Mergers, and the tax basis of the Merger Shares received by each Acquired Fund shareholder will be the same as the tax basis of the shareholder's Acquired Fund shares.

   A substantial portion of the portfolio assets of each of the Acquired Funds may be sold in connection with the Mergers of those Funds into the Acquiring Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Fund's basis in such assets. Any capital gains recognized in these sales will be distributed to the selling Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   For more information about the federal income tax consequences of the Mergers, see "Information About the Mergers--Federal Income Tax Consequences."

Comparison of Investment Objectives, Policies, Restrictions and Risks

   The investment objectives, policies, restrictions and risks of the Funds, and certain differences between them, are summarized below. For a more detailed description of the investment techniques used by the Funds, please see the Fund Prospectus. For more information concerning the risks associated with investments in the various Funds, see "Risk Factors," below.

 Equity-Income Fund vs. Growth & Income Fund

   The following compares the investment objectives, strategies and performance of the Growth & Income Fund and the Equity-Income Fund. The Growth & Income Fund seeks to provide long-term growth of capital and income consistent with prudent investment risk. The Growth & Income Fund typically invests in dividend-paying common stocks of larger U.S. issuers. The Equity-Income Fund seeks to provide substantial dividend income and also long-term capital appreciation. The Equity-Income Fund typically invests in dividend-paying common stock of companies that also offer the opportunity for price appreciation.

   The average annual total returns for the Equity-Income Fund and the Growth & Income Fund are set forth in the table below.

                            Total Return Comparison
                                As of 12/31/99*

                                                                         Since
                                                       1 Year  5 Years 4/01/94**
                                                       ------- ------- ---------
Equity-Income Fund.................................... -12.58% 12.67%   10.51%
Growth & Income Fund..................................  10.78% 23.47%   20.95%

--------

* Performance is for Class A shares of both Funds. Due to differences in expenses, the returns for Class B and Class C shares would be lower. Fund performance data is after all expenses and sales charges. The Funds' past performance is not an indication of how the Funds will perform in the future. For further information about the Growth & Income Fund's performance, including information about waivers/ reimbursements that affected the Fund's performance, see the Fund Prospectus.

** Inception date of Class A shares.

   Selection of stocks for the Growth & Income Fund involves the assessment of companies and their business environments, management, balance sheets, income statements, anticipated earnings and dividends, and other related measures of fundamental value. Wellington Management, the Growth & Income Fund's subadviser, will also monitor and evaluate the economic and political climate and the principal securities markets of the countries in which target companies are located. The Equity-Income Fund selects stocks based on relative dividend yield (a measure of the stock's current yield relative to the yields available in the broader stock market) coupled with a disciplined research approach. The Equity-Income Fund generally considers companies with the following characteristics: established operating histories; above-average current dividend yield relative to the S&P 500 Stock Index; low price/earnings ratios relative to the S&P 500 Stock Index; sound balance sheets and other financial characteristics; low stock price relative to underlying value as measured by assets, earnings, cash flow, or business franchises. The Equity-Income Fund's portfolio generally includes approximately thirty stocks.

   In addition to investment in dividend-paying stocks of larger companies, the Growth & Income Fund may invest in securities that can be converted into, or that include the right to buy, common stocks, including convertible securities issued in the Euromarket and preferred stocks. The Equity-Income Fund may also invest in convertible securities, as well as preferred stocks and warrants. The Equity-Income Fund may invest in bonds of any quality (including "junk bonds"), while the Growth & Income Fund may likewise invest in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars), but any such securities must either be rated at the time of purchase "A" or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or must be unrated securities considered of equivalent quality by Wellington Management. The Growth & Income Fund may invest in derivatives, and may invest up to 20% of its assets in foreign securities, while the Equity-Income Fund limits investment in derivatives to repurchase agreements, and does not typically invest in foreign securities. The Equity-Income Fund may invest in U.S. dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories that mature in one year or less. Both the Growth & Income Fund and the Equity-Income Fund may lend up to 33% of portfolio assets to brokers, dealers, and other financial institutions.

   The Funds are subject to similar investment risks, including Management Risk and Equity Risk, particularly with respect to the risks associated with value stocks. Because the Equity-Income Fund may invest to a greater extent in lower quality bonds, including junk bonds, it may be subject to greater Credit Risk than the Growth & Income Fund. In addition, because the Equity-Income Fund invests in approximately 30 stocks, it may be subject to greater Concentration Risk. On the other hand, because the Growth & Income Fund may invest to a greater extent in derivatives and foreign securities, it may be subject to greater Derivatives Risk and Foreign Investment Risk than the Equity-Income Fund.

 Tax-Sensitive Equity Fund vs. Growth & Income Fund

   The following compares the investment objectives, strategies and performance of the Growth & Income Fund and the Tax-Sensitive Equity Fund. The Growth & Income Fund seeks to provide long-term growth of capital and income consistent with prudent investment risk. The Growth & Income Fund typically invests in dividend-paying common stocks of larger U.S. issuers. The Tax-Sensitive Equity Fund seeks to maximize after-tax total return, with an emphasis on long-term growth of capital, primarily through investment in equity securities of companies that appear to be undervalued. The Tax-Sensitive Equity Fund focuses on medium to large capitalization companies with above-average capital growth potential.

   The average annual total returns for the Growth & Income Fund and the Tax-Sensitive Equity Fund are set forth in the table below.

                            Total Return Comparison
                                As of 12/31/99*

                                                                         Since
                                                        1 Year 5 Years 1/06/98**
                                                        ------ ------- ---------
Tax-Sensitive Equity Fund.............................. -6.49%    N/A   -2.16%

                                                                         Since
                                                        1 Year 5 Years 4/01/94**
                                                        ------ ------- ---------
Growth & Income Fund................................... 10.78% 23.47%   20.95%

--------

* Performance is for Class A shares of both Funds. Due to differences in expenses, the returns for Class B and Class C shares would be lower. Fund performance data is after all expenses and sales charges. The Funds' past performance is not an indication of how the Funds will perform in the future. For further information about the Growth & Income Fund's performance, including information about waivers/ reimbursements that affected the Fund's performance, see the Fund Prospectus.

**  Inception date of Class A shares.

   Selection of stocks for the Growth & Income Fund involves the assessment of companies and their business environments, management, balance sheets, income statements, anticipated earnings and dividends, and other related measures of fundamental value. Wellington Management, the Growth & Income Fund's subadviser, will also monitor and evaluate the economic and political climate and the principal securities markets of the countries in which target companies are located.

   The Tax-Sensitive Equity Fund emphasizes investment in securities with low dividend yields, and seeks to minimize investment in income-producing securities. The Tax-Sensitive Equity Fund selects stocks by use of a mathematical model that identifies companies that have strong and consistent historic earnings, are valued attractively by the market, and have improving growth prospects. Stock-specific factors employed in mathematical modeling include: current price/earnings ratios; stability of earnings growth; forecasted changes in earnings growth; trends in consensus analysts' estimates; and measures of earnings relative to expectations. The Tax-Sensitive Equity Fund also undertakes fundamental research and qualitative analysis of the companies identified by mathematical modeling, in search of those with sustainable profit growth, proven management teams, attractive businesses, and strong financial characteristics.

   Unlike the Growth & Income Fund, the Tax-Sensitive Equity Fund consistently uses tax-sensitive strategies designed to reduce the impact of federal income tax on the after-tax returns actually achieved by the Tax-Sensitive Equity Fund's shareholders. These strategies include minimizing the sale of securities resulting in capital gains, favoring the sale of securities with the smallest capital gains, and selling securities with long-term gains first. The Tax-Sensitive Equity Fund also seeks to sell securities to create capital losses, which can offset realized capital gains. Because the Growth & Income Fund does not emphasize tax mitigation strategies, it is likely to generate higher taxable income for Growth & Income Fund shareholders. In addition, the portfolio turnover rate of the Growth & Income Fund may exceed that of the Tax-Sensitive Equity Fund, which may result in higher transaction costs.

   The Tax-Sensitive Equity Fund usually invests at least 80% of its total assets in equity and equity-related securities, such as common stocks and preferred stocks. The Growth & Income Fund also emphasizes investment in equity securities, but is not subject to any analogous percentage threshold. Unlike the Tax-Sensitive Equity Fund, the Growth & Income Fund invests in securities that can be converted into, or that include the right to buy common stocks, including convertible securities issued in the Euromarket or preferred stocks. Both Funds may invest in the foreign securities, but the Tax-Sensitive Equity Fund limits such investments that are not listed on a U.S. securities exchange or traded in the U.S. over-the-counter market to 10% of its total assets, while the Growth & Income Fund may invest up to 20% of its assets in foreign securities (without regard to where they are traded). The Growth & Income Fund may invest in marketable debt securities of domestic issuers and of foreign issuers rated at the time of purchase "A" or better by Moody's or S&P, or unrated securities considered by Wellington Management to be of equivalent quality. Both Funds currently limit their investments to securities that are denominated or quoted in U.S. dollars. Both Funds may invest in derivatives. Both the Growth & Income Fund and the Tax-Sensitive Equity Fund may lend up to 33% of portfolio assets to brokers, dealers, and other financial institutions.

   The Funds are subject to similar investment risks, including Derivatives Risk, Foreign Investment Risk, Management Risk and Equity Risk, particularly the risks associated with value stocks.

Risk Factors

   Certain risks associated with an investment in the Acquiring Fund are summarized below. Because the Acquiring Fund and the Acquired Funds share certain policies described more fully above under "Overview of Mergers-- Comparison of Investment Objectives, Policies, Restrictions and Risks," many of the risks of an investment in the Acquiring Fund are substantially similar to the risks of an investment in the Acquired Funds. A more detailed description of the risks associated with an investment in the Acquiring Fund may be found in the Fund Prospectus under the captions "More Information About Investment Strategies and Risks," and "Other Risks of Investing" and in the Fund SAI under the caption "Investment Policies and Risks."

   The values of all securities and other instruments held by the Acquiring Fund vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of the Acquiring Fund will vary, and may be less at the time of redemption than it was at the time of investment.

   Concentration Risk. Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than one type of investment. On the other hand, concentrating investments in a smaller number of securities increases risk.

   Credit Risk. Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income security, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality (generally known as junk bonds) have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

   Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default. Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

   Currency Risk. Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

   Derivatives Risk. Derivatives are financial contracts between two parties whose value depends on, or is derived from, the change in value of an underlying asset, reference rate or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Because derivatives are contracts between parties, there is also some credit risk associated with using derivatives. Additional risks associated with derivatives include mispricing and improper valuation. Derivatives risk for some Funds may be increased by their investments in structured securities.

   Equity Risk. Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affecting a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology.

   Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

   Value stocks are the stocks of companies that are undervalued, or are inexpensive relative to the value of the company and its business as a whole. These companies may have experienced recent troubles that have caused their stocks to be out of favor with investors. If the market does not recognize the value of the company over time, the price of its stock may fall, or simply may not increase as expected.

   Market capitalization refers to the total value of a company's outstanding stock. Smaller companies with market capitalizations of less than $1 billion or so are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very actively, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may be more vulnerable to negative changes than stocks of larger companies.

   Foreign Investment Risk. Funds that invest in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Also, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

   The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropriation (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

   Interest Rate Risk (Market Risk). Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall. Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mortgage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

   Liquidity Risk. Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at a fair price. Liquidity risk increases for Funds investing in derivatives, foreign investments or restricted securities.

   Management Risk. Management risk is the risk that the subadviser of a Fund, despite using various investment and risk analysis techniques, may not produce the desired investment results.

Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures

   The Growth & Income Fund declares and pays dividends semi-annually, and the Tax-Sensitive Equity Fund and the Equity-Income Fund declare and pay dividends annually. Each Fund distributes any net realized capital gains annually. It is expected that, shortly prior to the Exchange Date (defined in each Agreement and Plan of Reorganization to be July 7, 2000 or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund), each of the Acquired Funds will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Exchange Date not previously distributed.

   The Funds have identical procedures for purchasing shares. Each of the Funds offers three classes of shares, Class A, Class B and Class C. Class A, Class B and Class C shares of the Funds may be purchased at their net asset value next determined, plus applicable sales charges in the case of Class A shares, from American General Funds Distributors, Inc. ("AGFD"), formerly named CypressTree Funds Distributors, Inc., the Funds' principal underwriter. In addition, shares of the Funds may be purchased through other broker-dealers that have dealer agreements with AGFD.

   Class B shares of the Funds are subject to a CDSC at declining rates if redeemed within six years of purchase. Class C shares of the Funds are subject to a CDSC if redeemed within one year of purchase. Class B and Class C Merger Shares will be subject to a CDSC on redemption to the same extent that the Class B and Class C Acquired Fund shares were so subject. No sales charge will be charged to Acquired Fund shareholders on the issuance of the Merger Shares, and no CDSC will be charged by the Acquired Funds.

   Shares of each Fund can generally be exchanged for shares of the same class of any other North American Fund. For more details, see the Fund Prospectus and Fund SAI.

   The Funds have identical redemption procedures. Shares of a Fund may be redeemed at their net asset value next determined after receipt of the redemption request, less any applicable CDSC, on any day the New York Stock Exchange is open. Shares can be redeemed by contacting the relevant Fund by mail, by telephone, through broker dealers if a dealer agreement is in place or by wire communication.

   See the Fund Prospectus for further information.

--------------------------------------------------------------------------------
                        SPECIAL MEETING OF SHAREHOLDERS
   This Prospectus/Proxy Statement is being furnished in connection with a Special Meeting of Shareholders of each Acquired Fund to be held on June 1, 2000 or at such later time made necessary by adjournment (the "Meeting") and the solicitation of proxies by and on behalf of the shareholders of the Acquired Funds for use at the Meeting. The Meeting is being held to consider the proposed Mergers of each Acquired Fund with the Acquiring Fund by the transfer of all of the Acquired Fund's assets and liabilities to the Acquiring Fund. The approval of each Merger is a condition to the Merger of the other Funds. This Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about April 14, 2000.

   The Trustees of North American Funds know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


--------------------------------------------------------------------------------
                                 THE PROPOSALS:
APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

   Shareholders of the Equity-Income Fund are being asked to approve or disapprove a Merger between the Equity-Income Fund and the Growth & Income Fund (Proposal 1); and shareholders of the Tax-Sensitive Equity Fund are being asked to approve or disapprove a Merger between the Tax-Sensitive Equity Fund and the Growth & Income Fund (Proposal 2). Each Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund (the "Agreement"), each of which is in the form attached to this Prospectus/Proxy Statement as Appendix A.

   Each Agreement provides, among other things, for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (i) the issuance to the Acquired Fund of the Class A, Class B and Class C Merger Shares, the number of which will be calculated based on the value of the net assets attributable to the Class A, Class B and Class C shares, respectively, of the Acquired Fund acquired by the Acquiring Fund and the net asset value per Class A, Class B and Class C shares of the Acquiring Fund and (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, all as more fully described below under "Information About the Mergers."

   After receipt of the Merger Shares, each Acquired Fund will cause the Class A Merger Shares to be distributed to its Class A shareholders, the Class B Merger Shares to be distributed to its Class B shareholders, and the Class C Merger Shares to be distributed to its Class C shareholders, in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive a number of full and fractional Class A, Class B and Class C Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Class A, Class B and Class C Acquired Fund shares, as the case may be.

   Board of Trustees' Recommendations. The Board of Trustees of North American Funds has voted unanimously to approve each proposed Merger and to recommend that shareholders of each Acquired Fund also approve the Merger for such Fund.

   Required Shareholder Vote. Approval of the proposed Merger for each Acquired Fund will require the affirmative vote of the lesser of (i) 67% or more of the Class A, Class B and Class C shares of the relevant Acquired Fund, voting together as a single class, if holders of more than 50% of the Class A, Class B and Class C shares, taken as a single class, of the relevant Acquired Fund are present or represented by proxy at the meeting; or (ii) more than 50% of the Class A, Class B and Class C shares, voting together as a single class, provided a quorum is present at the meeting. The holders of thirty percent of the Class A, Class B and Class C shares of each Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting with respect to that Fund.

Background and Reasons for the Proposed Mergers

   The Board of Trustees of North American Funds, including all of its Trustees who are not "interested persons" of North American Funds (the "Independent Trustees"), has unanimously determined that each Merger would be in the best interests of the relevant Funds, and that the interests of the Funds' shareholders would not be diluted as a result of effecting the Merger. At a meeting held on February 27, 2000, the Board unanimously approved each proposed Merger and recommended its approval by shareholders. Before reaching their conclusions, the Board conducted an extensive "due diligence" review. The Board took into account the fact that current owners of AGAM will be bearing the expenses associated with the Mergers, including those described under "Information about the Mergers." The Board also took into account the depth and strength of staffing of investment professionals and administrative personnel at AGAM, the portfolio managers of the Acquiring Fund and the other service providers to the Acquiring Fund, as well as AGFD's plans for distribution of the Funds following the Mergers. In addition, the Board took into account the relative historical investment performance of the Acquiring Fund, on the one hand, and the Acquired Funds, on the other hand. Furthermore, Trustees took into account the capital loss carry-forwards for each Acquired Fund and the Acquiring Fund, and the unrealized capital appreciation in each Acquired Fund and in the Acquiring Fund, in each case as a percentage of the Fund's total net assets. Those percentages as of October 31, 1999 were as follows:

                                                             Unrealized Capital
                                           Capital Loss         Appreciation
                                          Carry-Forwards       (Depreciation)
                                         (as a percentage     (as a percentage
                                       of total net assets) of total net assets)
                 Fund                      on 10/31/99          on 10/31/99
                 ----                  -------------------- --------------------
Equity-Income Fund....................             *                6.6%
Tax-Sensitive Equity Fund.............        19.45%                8.2%
Growth & Income Fund..................             *               36.6%

--------
* Less than $50,000 or less than 0.01% of net assets.

   The principal reasons why the Board of Trustees is recommending the Mergers are as follows:

   (i) Decreases in overall expenses. The Mergers are expected to result in aggregate operating expenses that would be lower than those expected to be borne by the Acquired Funds as described more fully in the Overview under "Operating Expenses." Of course, there can be no assurance that the Mergers will result in savings in operating expenses to shareholders.

   (ii) Appropriate investment objectives, diversification, etc. The investment objective, policies, and restrictions of the Acquiring Fund are compatible with those of the Acquired Funds, and the Trustees believe that an investment in shares of the Acquiring Fund (whose portfolio will have been combined with those of the Acquired Funds) will provide shareholders with an investment opportunity comparable to those currently afforded by the Acquired Funds, with the potential for reduced investment risk because of the opportunities for additional diversification of portfolio investments through increased Fund assets.

INFORMATION ABOUT THE MERGERS

  Agreement and Plan of Reorganization. Each proposed Agreement and Plan of Reorganization provides that the Acquiring Fund will acquire all of the assets of the Acquired Funds in exchange for the issuance of the Class A, Class B and Class C Merger Shares and for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, all as of the Exchange Date. The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

   Each Acquired Fund will sell all of its assets to the Acquiring Fund, and, in exchange, the Acquiring Fund will assume all of the liabilities of the Acquired Fund and deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its Class A shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Class A shares of the Acquired Fund, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of assets of the Acquired Fund attributable to its Class B shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Class B shares of the Acquired Fund, and (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its Class C shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Class C shares of the Acquired Fund.

   Immediately following the Exchange Date, each Acquired Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Acquired Fund, with Class A Merger Shares being distributed to holders of Class A shares of the Acquired Fund, Class B Merger Shares being distributed to holders of Class B shares of the Acquired Fund and Class C Merger Shares being distributed to holders of Class C shares of the Acquired Fund. As a result of the proposed transaction, each holder of Class A, Class B and Class C shares of the Acquired Fund will receive a number of Class A, Class B and Class C Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B and Class C shares of the Acquired Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders, each account representing the respective number of full and fractional Class A, Class B and Class C Merger Shares due such shareholder. Because the shares of the Acquiring Fund will not be represented by certificates, certificates for Merger Shares will not be issued.

   The consummation of each Merger is subject to the conditions set forth in the Agreement, any of which may be waived, except for the condition requiring shareholder approval of the Agreement. The Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of each Acquired Fund, prior to the Exchange Date, by mutual consent of the relevant Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

   All legal, accounting, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement will be borne by American General Corporation and/or its affiliates, including registration fees. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

   Description of the Merger Shares. Full and fractional Merger Shares will be issued to each Acquired Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are Class A, Class B and Class C shares of the Acquiring Fund, which have characteristics identical to those of the corresponding class of Acquired Fund shares with respect to sales charges, CDSCs, conversion and 12b-1 servicing and distribution fees.

   Organization. Each of the Merger Shares will be fully paid and nonassessable by the Acquiring Fund when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that certain Class B and Class C Merger Shares convert automatically into Class A shares as described above. The Amended and Restated Agreement and Declaration of Trust of North American Funds (the "Declaration of Trust") permits North American Funds to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Acquiring Fund's shares are currently divided into three classes. The rights of shareholders of the Acquired Funds and the Acquiring Fund are identical.

Federal Income Tax Consequences

   The Mergers will be tax-free reorganizations. Each Merger will be conditioned on receipt of an opinion from Ropes & Gray, special counsel to North American Funds, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the Mergers; (ii) under
Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) under Section 358 of the Code, the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; (iv) under Section 1223(1) of the Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund as a result of the Mergers; (vi) under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's basis in such assets; and
(vii) under Section 1223(2) of the Code, the Acquiring Fund's holding period in such assets will include the Acquired Fund's holding period in such assets. The opinion will be based on certain factual certifications made by officers of North American Funds, and will also include certain qualifications and be based on customary assumptions.

   A substantial portion of the portfolio assets of each of the Acquired Funds may be sold in connection with the Mergers of those Funds into the Acquiring Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Fund's basis in such assets. Any capital gains recognized in these sales will be distributed to the selling Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   Prior to the Exchange Date, each Acquired Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

   The foregoing description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, foreign and other tax laws.


   Capitalization. The following tables show the capitalization of the Acquiring Fund and each Acquired Fund as of March 31, 2000 and of the Acquiring Fund on a pro forma basis as of that date, giving effect to the proposed acquisition by the Acquiring Fund of the assets and liabilities of the Acquired Fund at net asset value:

                             Capitalization Tables

                                  3/31/00
                                  (Unaudited)

                                    Equity-
                                    Income  Tax-Sensitive  Growth &   Pro Forma
                                     Fund    Equity Fund  Income Fund Combined
                                    ------- ------------- ----------- ---------
Net assets (000's omitted)
  Class A.......................... $ 9,775    $  312      $ 38,735   $ 48,822
  Class B..........................  19,608     2,641       106,491    128,740
  Class C..........................  46,019     2,812       158,499    207,330
Shares outstanding (000's omitted)
  Class A..........................     814        30         1,351      1,703
  Class B..........................   1,650       260         3,797      4,592
  Class C..........................   3,842       278         5,627      7,359
Net asset value per share
  Class A.......................... $ 12.01    $10.35      $  28.67   $  28.67
  Class B..........................   11.89     10.15         28.04      28.04
  Class C..........................   11.98     10.12         28.17      28.17

   Pro forma financial statements of the Acquiring Fund as of and for the fiscal year ended October 31, 1999 are included in the Merger SAI. Because each Agreement provides that the Acquiring Fund will be the surviving Fund following the Merger and because the Acquiring Fund's investment objective and policies will remain unchanged by the Merger, the pro forma financial statements reflect the transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund as contemplated by the Agreement.


--------------------------------------------------------------------------------
                          INFORMATION ABOUT THE FUNDS

   Other information regarding the Funds, including information with respect to their investment objectives, policies and restrictions and financial history may be found in the Merger SAI, the Fund Prospectus, the Fund SAI and the Annual Report, which are available upon request by calling 1-800-872-8037.

   Other information filed by North American Funds with respect to the Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison

Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website at "www.sec.gov."

--------------------------------------------------------------------------------
                               VOTING INFORMATION

   Record date, quorum and method of tabulation. Shareholders of record of each Acquired Fund at the close of business on April 7, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of thirty percent of the outstanding shares of each Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting with respect to that Fund. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. Class A, Class B and Class C shareholders of each Acquired Fund vote together as a single class in connection with the approval or disapproval of the Mergers. Shareholders of each Acquired Fund will vote only on the approval or disapproval of that Fund's Merger.

   Votes cast by proxy or in person at the Meeting will be counted by persons appointed by North American Funds as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes have the effect of negative votes on the Proposals relating to the Mergers.

   Shares outstanding and beneficial ownership. As of the Record Date, as shown on the books of the Acquired Funds, there were issued and outstanding the following number of shares of beneficial interest of each class of each Acquired Fund:

                                                     Class A  Class B   Class C
                                                     ------- --------- ---------
Equity-Income Fund.................................. 767,862 1,633,723 3,726,226
Tax-Sensitive Equity Fund...........................  28,666   258,820   276,373

   As of March 20, 2000, the officers and Trustees of North American Funds as a group beneficially owned less than 1% of the outstanding shares of each class of each Acquired Fund. As of March 20, 2000, to the best of the knowledge of North American Funds, the following persons each owned of record or beneficially 5% or more of the outstanding shares of the Acquired Funds and the Acquiring Fund:

                                                                                % of Growth & Income
                                                                                  Fund Held After
 Fund                      Shareholder                           % of Fund Held       Mergers
 ----                      -----------                           -------------- --------------------
 Tax-Sensitive Equity Fund Margaret M. Werner Family Trust             9%               .06%
  Class A Shares           3 Sweets View Lane
                           Fairport, NY 14450-8423
                           Donaldson Lufkin Jenrette                   7%               .04%
                           Securities Corp.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052
                           Wexford Clearing Services Corp. FBO        14%               .09%
                           Eloise C. Basler
                           10023 Willow Cove Road, SE
                           Huntsville, AL 35803-2623

                                                                         % of Growth & Income
                                                                           Fund Held After
 Fund                      Shareholder                    % of Fund Held       Mergers
 ----                      -----------                    -------------- --------------------
                           Richard R. Irwin, Cust.             12%               .07%
                           Jennifer Irwin UTMA--PA
                           1269 Barnstaple Dr.
                           Library, PA 15129-8975


 Tax-Sensitive Equity Fund Joanne Cichanowicz                   6%               .12%
  Class B Shares           7 Bay Point Circle
                           Rochester, NY 14622-3332


 Tax-Sensitive Equity Fund Doris J. Hoag, TTEE                 34%               .48%
  Class C Shares           Robert A. Johnston
                           Irrevocable Trust DTD 1/4/90
                           2988 County House Woods Road
                           Bluff Point, NY 14478-9709


                           PaineWebber For the                 15%               .21%
                           Benefit of
                           Sheri Ellen Schwartz
                           Revocable Trust DTD 11-4-94
                           Managed Account Two
                           500 Duvall Drive
                           Greenville, SC 29607-3629

  Shareholder voting. You may give your voting instructions over the telephone by calling 1-800-611-9049. A representative of Shareholder Communications Corporation ("SCC") will answer your call. When receiving your instructions by telephone, the SCC representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Fund owned and to confirm that you have received the Prospectus/Proxy Statement in the mail. If the information you provide matches the information provided to SCC by AGAM then the SCC representative will explain the process. SCC is not permitted to recommend to you how to vote, other than to read any recommendation included in the Prospectus/Proxy Statement. SCC will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call SCC immediately if the confirmation does not reflect your instructions correctly.

   You may receive a call from a representative of SCC if AGAM has not yet received your vote. SCC may ask you for authority by telephone to permit SCC to sign a proxy on your behalf. SCC will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of North American Funds believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

   If you wish to participate in the Meeting, but do not wish to give a proxy by telephone, you can still complete, sign and mail the proxy card received with the Prospectus/Proxy Statement or attend the Meeting in person.

   Revocation of proxies. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of North American Funds at the principal office of North American Funds, 286 Congress Street, Boston, MA 02210) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Secretary of North American Funds. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made FOR the proposal (set forth in the Proposals of the Notice of Meeting) to implement the Merger with respect to the relevant Acquired Fund.

   Shareholder proposals at future meetings of shareholders. The Declaration of Trust does not provide for annual meetings of shareholders, and North American Funds does not currently intend to hold such a meeting for shareholders of the Acquired Funds in 2000. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Acquired Funds' shareholders must be received by North American Funds a reasonable period of time prior to any such meeting. If the Mergers are consummated, there will be no meetings of the shareholders of the Acquired Funds.

   Adjournment. If sufficient votes in favor of any proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned only with respect to one Proposal, any other Proposal may still be acted upon by the shareholders. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

                                                             April 14, 2000

                                                                      Appendix A

                      AGREEMENT AND PLAN OF REORGANIZATION

   This Agreement and Plan of Reorganization (the "Agreement") is made as of April 6, 2000 in Boston, Massachusetts, by and between North American Funds, a
Massachusetts business trust, on behalf of its [    ] Fund series (the
"Acquired Fund"), and North American Funds, on behalf of its Growth & Income Fund series (the "Acquiring Fund").

Plan of Reorganization

   (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Merger Shares, the Class B Merger Shares and the Class C Merger Shares shall be referred to collectively as the "Merger Shares"). It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

   (b) Upon consummation of the transaction described in paragraph (a) of this Agreement, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B and Class C shareholders of record as of the Exchange Date the Class A, Class B and Class C Merger Shares, each such shareholder being entitled to receive that proportion of such Class A, Class B and Class C Merger Shares which the number of Class A, Class B and Class C shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B and Class C shares of the Acquired Fund outstanding on such date. Certificates representing the Class A, Class B and Class C Merger Shares will not be issued. All issued and outstanding Class A, Class B and Class C shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

   (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Amended and Restated Agreement and Declaration of Trust of North American Funds (the "Declaration of Trust"), as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

Agreement

   The Acquiring Fund and the Acquired Fund agree as follows:

   1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

     a. The Acquiring Fund is a series of North American Funds, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. North American Funds is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on North American Funds. Each of North American Funds and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

     b. Reserved

     c. The statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the year ended October 31, 1999 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of that date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     d. The current prospectus and statement of additional information of North American Funds, each dated March 1, 2000 (collectively, as from time to time amended, the "Prospectus"), which have previously been furnished to the Acquired Fund, did not as of such date and does not contain as of the date hereof, with respect to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     e. There are no material legal, administrative or other proceedings pending or, to the knowledge of North American Funds or the Acquiring Fund, threatened against North American Funds or the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of October 31, 1999, those incurred in the ordinary course of its business as an investment company since October 31, 1999 and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 1999, whether or not incurred in the ordinary course of business.

     g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of North American Funds' officers, are required to have been filed by the Acquiring Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     i. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by North American Funds on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund shareholders referred to in
  Section 7(a) herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by North American Funds, and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquired Fund to the Acquiring Fund specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.

     j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

     k. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

     l. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

     n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

     o. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

   2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

     a. The Acquired Fund is a series of North American Funds, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. North American Funds is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on North American Funds. Each of North American Funds and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

     b. Reserved

     c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended October 31, 1999 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of that date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby, in conformity with generally accepted accounting principles.

     d. The Prospectus, which has been previously furnished to the Acquiring Fund, did not contain as of such dates and does not contain, with respect to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     e. There are no material legal, administrative or other proceedings pending or, to the knowledge of North American Funds or the Acquired Fund, threatened against North American Funds or the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the North American Funds' registration statement on Form N-1A or the Prospectus.

     g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of October 31, 1999 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 1999, whether or not incurred in the ordinary course of business.

     h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of North American Funds' officers, are required to have been filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     i. At the Exchange Date, North American Funds, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of October 31, 1999 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

     j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

     k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state insurance, securities or blue sky laws.

     l. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in
  Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquiring Fund to the Acquired Fund or North American Funds specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.

     m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Section 851 and 852 of the Code.

     n. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus, as amended through the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Acquired Fund's fiduciary duty to its shareholders.

     o. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

     p. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

   3. Reorganization.

   a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(m)), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any Investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B and Class C Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B and Class C shares of the Acquired Fund.

   b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the

Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

   c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

   4. Transaction. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date.

     a. The net asset value of the Class A, Class B and Class C Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B and Class C shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B and Class C shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

     b. The net asset value of the Class A, Class B and Class C Merger Shares shall be computed in the manner set forth in the Prospectus. The value of the assets and liabilities of the Class A, Class B and Class C shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

     c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

     d. The Acquired Fund shall distribute the Merger Shares to the shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Acquired Fund shareholder in accordance with such written instructions.

     e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

   5. Expenses, Fees, etc.

   a. The parties hereto understand and agree that the transactions contemplated by this Agreement are being undertaken contemporaneously with a general restructuring and consolidation of certain of the registered investment companies advised by American General Asset Management Corp., formerly named CypressTree Asset Management Corporation, Inc. and its affiliates; and that in connection therewith the costs of all such transactions are being borne by American General Corporation ("AGC") and/or its affiliates. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

   b. Reserved

   c. Reserved

   d. In the event the transactions contemplated by this Agreement are not consummated for any reason, AGC and/or its affiliates shall bear all expenses incurred in connection with such transactions.

   e. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

   6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at Boston, Massachusetts, as of July 7, 2000, or at such other date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

   7. Meetings of Shareholders; Dissolution.

   a. North American Funds, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided and adopting this Agreement.

   b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

   c. The Acquiring Fund has, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

   8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by North American Funds' President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since October 31, 1999, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

     c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by North American Funds' President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

     d. Reserved

     e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, in form satisfactory to counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) North American Funds is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by North American Funds on behalf of the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by North American Funds on behalf of the Acquiring Fund, is a valid and binding obligation of North American Funds and the Acquired Fund;
  (iii) North American Funds, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which North American Funds or the Acquired Fund is a party or by which it is bound; and (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by North American Funds on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

     g. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date, in form satisfactory to the Acquiring Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and the court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquiring Fund.

     h. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

     i. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of North American Funds or the Acquiring Fund, threatened by the Commission.

     j. That North American Funds shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     k. That all actions taken by North American Funds on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

     l. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over
  (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for its taxable years ending on or after October 31, 1999 and on or prior to the Exchange Date.

     m. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of North American Funds, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

     n. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

     o. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

     p. Reserved

     q. Reserved

     r. That the merger of the [     ] Fund into the Growth & Income Fund
  shall be approved by the requisite votes of the holders of the outstanding
  shares of beneficial interest of the [    ] Fund.

   9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     b. That North American Funds, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

     c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by North American Funds' President (or any Vice President) and Treasurer (or any

  Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates; and that North American Funds shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by an officer of North American Funds certifying that as of the Valuation Time and as of the Exchange Date, to the best of North American Funds' knowledge, after due inquiry, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date.

     d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     e. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, in form satisfactory to counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) North American Funds is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by North American Funds and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by North American Funds on behalf of the Acquiring Fund and, assuming that the Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by North American Funds on behalf of the Acquired Fund, is a valid and binding obligation of North American Funds and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which North American Funds or the Acquiring Fund is a party or by which it is bound; (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by North American Funds on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquiring Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and may contain other customary or appropriate qualifications.

     f. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; and (iv) an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

     g. That all actions taken by North American Funds on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and its counsel.

     h. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of North American Funds or the Acquiring Fund, threatened by the Commission.

     i. That North American Funds shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     j. That the merger of the [    ] Fund into the Growth & Income Fund
  shall be approved by the requisite votes of the holders of the outstanding
  shares of beneficial interest of the [    ] Fund.

   10. Reserved

   11. Waiver of Conditions. Each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of the trustees of North American Funds on its behalf, or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder, except for the conditions set forth in Sections 8(a) and 9(a).

   12. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or North American Funds who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

   13. Termination. The Acquired Fund and the Acquiring Fund may, by consent of the trustees of North American Funds on behalf of each Fund, terminate this Agreement. If the transactions contemplated by this Agreement have not been substantially completed by November 27, 2000, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

   14. Reserved

   15. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

   16. Sole Agreement; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

   17. Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of North American Funds on behalf of the Acquired Fund and on behalf of the Acquiring Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of North American Funds individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.

                                          NORTH AMERICAN FUNDS,

                                          on behalf of its [    ] Fund series

                                          By: _________________________________

                                          NORTH AMERICAN FUNDS,

                                          on behalf of its Growth & Income
                                           Fund series

                                          By: _________________________________

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
OVERVIEW OF MERGERS.......................................................   2
  Proposed Transactions...................................................   2
  Operating Expenses......................................................   3
  Federal Income Tax Consequences.........................................   5
  Comparison of Investment Objectives, Policies, Restrictions and Risks...   5
  Risk Factors............................................................   7
  Comparison of Distribution Policies and Purchase, Exchange and
   Redemption Procedures..................................................   9

SPECIAL MEETING OF SHAREHOLDERS...........................................  10

THE PROPOSALS: APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF
 REORGANIZATION...........................................................  10
  Board of Trustees' Recommendations......................................  10
  Required Shareholder Vote...............................................  10
  Background and Reasons for the Proposed Mergers.........................  11

INFORMATION ABOUT THE MERGERS.............................................  11
  Agreement and Plan of Reorganization....................................  11
  Description of the Merger Shares........................................  12
  Organization............................................................  12
  Federal Income Tax Consequences.........................................  13
  Capitalization..........................................................  13

INFORMATION ABOUT THE FUNDS...............................................  14

VOTING INFORMATION........................................................  15
  Record date, quorum and method of tabulation............................  15
  Shares outstanding and beneficial ownership.............................  15
  Shareholder voting .....................................................  16
  Revocation of proxies...................................................  16
  Shareholder proposals at future meetings of shareholders................  17
  Adjournment.............................................................  17

                              NORTH AMERICAN FUNDS

                                   FORM N-14

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              April 14, 2000

   This Joint Statement of Additional Information (the "SAI") relates to proposed mergers (the "Mergers") of the Equity-Income Fund and the Tax-Sensitive Equity Fund (each an "Acquired Fund") into the Growth & Income Fund (the "Acquiring Fund"). Each of the Acquired Funds and the Acquiring Fund is a series of North American Funds, a Massachusetts business trust.

   This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated April 14, 2000 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Mergers. As described in the Prospectus/Proxy Statement, the Mergers would involve the transfer of all the assets of each Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

   This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to North American Funds, 286 Congress Street, Boston, Massachusetts 02210, or by calling 1-800-872-8037.

                               Table of Contents

 I.  Additional Information about the Acquiring Fund and the Acquired
     Funds...............................................................
 II. Financial Statements................................................

I. Additional Information about the Acquiring Fund and the Acquired Funds.

   Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement Form N-1A (filed on March 2, 2000) (Registration Nos. 33-27958 and 811-5797).

II. Financial Statements.

   This SAI is accompanied by the Annual Report for the year ended October 31, 1999 of the Acquiring Fund and Acquired Funds, which contains historical financial information regarding such Funds. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

   Pro forma financial statements of the Acquiring Fund for its Merger with North American Equity-Income Fund are provided on the following pages. Pro forma financial statements of the Acquiring Fund for its Merger with North American Tax-Sensitive Equity Fund are not provided because the Acquired Fund's net assets are less than 10% of the Acquiring Fund's net assets.

                              NORTH AMERICAN FUNDS

                                   FORM N-14

                                     PART C

                               OTHER INFORMATION

Item 15. Indemnification

   Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement Form N-1A (filed on March 2, 2000) (Registration Nos. 33-27958 and 811-5797).

   Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

 (1)(a) Amended and Restated Agreement and Declaration of Trust (the
        "Declaration of Trust") dated February 18, 1994. (8)

    (b) Declaration of Trust Amendment--Establishment and Designation of
        Additional Series of Shares for the International Growth and Income
        Fund, dated December 28, 1994. (8)

    (c) Declaration of Trust Amendment--Establishment and Designation of
        Classes A, B and C, dated March 17, 1994. (8)

    (d) Declaration of Trust Amendment--Establishment and Designation of
        Additional Series of Shares for the Growth Equity, International Small
        Cap, and Small/Mid Cap Funds, dated February 28, 1996. (8)

    (e) Declaration of Trust Amendment--Redesignation of Series of Shares of
        Beneficial Interest known as the Growth Fund, dated February 28, 1996.
        (8)

    (f) Declaration of Trust Amendment--Redesignation of Series of Shares of
        Beneficial Interest known as the Global Growth Fund and the Asset
        Allocation Fund, dated October 1, 1996. (8)

    (g) Declaration of Trust Amendment--Establishment of the Tax-Sensitive
        Equity Fund and Emerging Growth Fund series. (10)

    (h) Declaration of Trust Amendment--Establishment of 11 additional Series of Shares and 2 additional Classes of Shares. (13)

 (2)    By-Laws of North American Funds--previously filed as Exhibit (b)(2) to
        North American Funds initial registration statement on Form N-1A (File
        No. 33-27058) dated April 5, 1989. (10)

 (3)    None.

 (4)    Form of Agreement and Plan of Reorganization--filed as Appendix A to
        Part A hereof.

 (5)(a) Article IV (Shares) and Article V (Shareholders' Voting Powers and
        Meetings) of the Declaration of Trust.

    (b) Article 2 (Shareholders) and Article 9 (Issuance of Share Certificates) of the By-Laws.


 (6)(a)   Interim Investment Advisory Agreement between North American Funds and American General Asset Management Corp., dated March 10, 2000.
          (13)

     (b)  Interim Subadvisory Agreement between American General Asset
          Management Corp. and American General Investment Management, L.P., dated March 10, 2000. (13)

     (c)  Subadvisory Agreement between American General Asset Management Corp.
          and Wellington Management Company, dated March 10, 2000. (13)

     (d)  Subadvisory Agreement between American General Asset Management Corp.
          and Morgan Stanley Dean Witter Investment Management Inc., dated
          March 10, 2000. (13)

     (e)  Subadvisory Agreement between American General Asset Management Corp.
          and INVESCO Funds Group, Inc., dated March 10, 2000. (13)

     (f)  Subadvisory Agreement between American General Asset Management Corp.
          and Founders Asset Management LLC, dated March 10, 2000. (13)

     (g)  Subadvisory Agreement between American General Asset Management Corp.
          and T. Rowe Price Associates, Inc., dated March 10, 2000. (13)

     (h)  Subadvisory Agreement between American General Asset Management Corp.
          and Neuberger Berman Management Inc., dated March 10, 2000. (13)

     (i)  Subadvisory Agreement between American General Asset Management Corp.
          and Credit Suisse Asset Management, LLC, dated March 10, 2000. (14)

  (7)(a)  Distribution Agreement between North American Funds and American
          General Funds Distributors, Inc., dated March 10, 2000. (13)

     (b)  Most Recent Form of Dealer Agreement Among American General Funds
          Distributors, Inc. and Selected Broker-Dealers. (13)

  (8)     None.

  (9)(a)  Custodian Agreement Between North American Funds and Boston Safe
          Deposit and Trust Company. (1)

     (b)  Custodian Agreement Between North American Funds and State Street
          Bank and Trust Company. (1)

     (c)  Transfer and Shareholder Services Contract Between North American
          Funds and State Street Bank and Trust Company. (1)

     (d)  Forms of Sub-Custodian Agreements Between State Street Bank and Trust
          Company and the Bank of New York, Chemical Bank and Bankers Trust.
          (5)

  (10)(a) Amended and Restated Rule 12b-1 Distribution Plan for Class A shares dated September 26, 1997. (9)

     (b) Amended and Restated Rule 12b-1 Distribution Plan for Class B shares dated September 26, 1997. (9)

     (c) Amended and Restated Rule 12b-1 Distribution Plan for Class C shares dated September 26, 1997. (9)

     (d)  Amended and Restated Rule 18f-3 plan dated February 27, 2000. (13)

  (11) Opinion and consent of counsel as to legality of securities being registered. (16)

  (12)    Opinion of counsel as to tax matters. (17)

  (13)    None.

  (14)    Consent of PricewaterhouseCoopers LLP. (16)

  (15)    None.

  (16)(a) Power of Attorney. (15)


     (b) Power of Attorney. (15)

  (17)   Revised Form of Proxy. (16)

--------

(1) Incorporated by reference to North American Funds' initial registration statement on Form N-1A No. 33-27958 dated November 1, 1991.

(2) Incorporated by reference to North American Funds' Post-Effective Amendment No. 1 on Form N-1A (File No. 33-27958) dated December 29, 1989.

(3) Incorporated by reference to North American Funds' Post-Effective Amendment No. 2 on Form N-1A (File No. 33-27958) dated August 29, 1990.

(4) Incorporated by reference to North American Funds' Post-Effective Amendment No. 7 on Form N-1A (File No. 33-27958) dated November 1, 1991.

(5) Incorporated by reference to North American Funds' Post-Effective Amendment No. 17 on Form N-1A (File No. 33-27958) dated April 1, 1994.

(6) Incorporated by reference to North American Funds' Post-Effective Amendment No. 21 on Form N-1A (File No. 33-27958) dated December 15, 1995.

(7) Incorporated by reference to North American Funds' Post-Effective Amendment No. 22 on Form N-1A (File No. 33-27958) dated February 23, 1996.

(8) Incorporated by reference to North American Funds' Post-Effective Amendment No. 25 on Form N-1A (File No. 33-27958) dated December 30, 1996.

(9) Incorporated by reference to North American Funds' Post-Effective Amendment No. 26 on Form N-1A (File No. 33-27958) dated October 17, 1997.

(10) Incorporated by reference to North American Funds' Post-Effective Amendment No. 27 on Form N-1A (File No. 33-27958) dated December 30, 1997.

(11) Incorporated by reference to North American Funds' Post-Effective Amendment No. 28 on Form N-1A (File No. 33-27958) dated December 18, 1998.

(12) Incorporated by reference to North American Funds' Post-Effective Amendment No. 29 on Form N-1A (File No. 33-27958) dated March 1, 1999.

(13) Incorporated by reference to North American Funds' Post-Effective Amendment No. 32 on Form N-1A (File No. 33-27958) dated March 17, 2000.

(14) Incorporated by reference to North American Funds' Post-Effective Amendment No. 33 on Form N-1A (File No. 33-27958) dated April 5, 2000.

(15) Incorporated by reference to North American Funds' Registration Statement on Form N-14 (File No. 333- 32592) dated March 15, 2000.

(16) Filed herewith.

(17) To be filed by post-effective amendment.

Item 17. Undertakings

   (1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Acts of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

   (3) The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed mergers described in this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

   As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and State of Massachusetts on the 11th day of April, 2000.

                                          North American Funds

                                                             *
                                          By: _________________________________
                                                  Alice T. Kane, President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signatures                        Title(s)                 Date
              ----------                        --------                 ----

                  *                    Trustee                      April 11, 2000
______________________________________
         William F. Achtmeyer

                  *                    Trustee                      April 11, 2000
______________________________________
             Don B. Allen

                  *                    Trustee                      April 11, 2000
______________________________________
           William F. Devin

                  *                    Trustee; Chairman;           April 11, 2000
______________________________________  President and Principal
            Alice T. Kane               Executive Officer

                  *                    Trustee                      April 11, 2000
______________________________________
          Kenneth J. Lavery

                  *                    Treasurer; Principal         April 11, 2000
______________________________________  Financial and Accounting
           Thomas J. Brown              Officer

        /s/ John I. Fitzgerald
*By: _________________________________
          John I. Fitzgerald
           Attorney-in-Fact
         Pursuant to Power of
      Attorney previously filed.

                                 EXHIBIT INDEX

 Exhibit
   No.   Exhibit Name
 ------- ------------
 11      Opinion of Ropes & Gray.
 14      Consent of PricewaterhouseCoopers LLP.
 17      Revised Form of Proxy.